EXHIBIT 10.37


                                AMENDMENT  NO.  3
                              TO  CREDIT  AGREEMENT


     This Amendment No. 3 (this "Amendment") dated as of __________________, 1997, to the Credit Agreement (as hereinafter defined) is hereby entered into among Triton Colombia, Inc., Triton Energy Corporation, NationsBank N.A. (Carolinas) ("Lender"), and the Export-Import Bank of the United States ("Eximbank").

     WHEREAS, that certain Agreement and Plan of Merger ("Merger Agreement") dated as of February 8, 1996, was entered into by and among Triton Energy Corporation, a Delaware corporation ("Triton Delaware"), Triton Energy Limited, a Cayman Island company and a wholly-owned subsidiary of Triton Delaware ("Triton Cayman") and TEL Merger Corporation, a Delaware corporation and a newly formed wholly-owned subsidiary of Triton Cayman;

     WHEREAS, the Merger Agreement provides for the reorganization of Triton Delaware, Triton Cayman and TEL Merger Corporation (the "Reorganization"), in which TEL Merger Corporation merges into Triton Delaware, with Triton Delaware as the surviving corporation, and whereby Triton Cayman becomes the parent holding company of Triton Delaware;

     WHEREAS,  the  Board  of  Directors  of  Triton Delaware called a Special
Meeting of Stockholders on March 25, 1996, at which the stockholders of Triton Delaware adopted and approved the Reorganization proposed by the Board of Directors pursuant to the terms of the Merger Agreement;

     WHEREAS, under Section 9.05(b) of the Credit Agreement (as hereinafter defined), Triton Delaware covenanted and agreed to provide Eximbank and Lender a copy of its annual consolidated financial statements, including its balance sheet, statement of income, and statement of cash flow, all to be audited by an independent accounting firm acceptable to Eximbank.

     THEREFORE, in consideration of the premises and the noted agreement contained herein, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

     Section  1.    Capitalized  Terms.   All capitalized terms shall have the
meaning set forth in the credit agreement among Triton Colombia, Inc., Triton Energy Corporation, Lender and Eximbank (the "Credit Agreement").


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     Section  2.    Amendments  to  the  Credit  Agreement.    Subject to, and
effective upon the occurrence of the conditions set forth in Section 3 below, each of the parties hereto agree that the Credit Agreement shall be amended as follows:

     The first and second sentences of Section 9.05(b) of the Credit Agreement shall be deleted and the following sentences shall be inserted:

     "Beginning with the 1997 fiscal year and continuing until all amounts owing under this Agreement and the Note(s) have been paid in full, furnish to the Lender and Eximbank, within 180 days after the end of its fiscal year, a copy of the annual consolidated financial statements of its parent holding company, Triton Energy Limited, a Cayman Islands company ("Triton Cayman"), including its balance sheet, statement of income, and statement of cash flow, for that fiscal year, all of which shall have been audited by an independent accounting firm acceptable to Eximbank. All financial reports of Triton Cayman to be submitted to the Lender or Eximbank shall be prepared in accordance with generally accepted accounting principles in the United States consistently applied ("GAAP"), shall be in the English language (or accompanied by an accurate English translation), shall include the auditor's opinion and any accompanying notes and shall fairly present the financial condition of Triton Cayman and the results of its operations for the periods covered. Beginning with the 1997 fiscal year and continuing until all amounts owing under this Agreement and the Note(s) have been paid in full, furnish to the Lender and Eximbank, within 180 days after the end of its fiscal year, a copy of its internally generated unaudited annual financial statements, including its balance sheet, statement of income, and statement of cash flow, for that fiscal year, all of which shall be prepared in accordance with GAAP (subject to the absence of footnotes).

     Section 3. Condition to Effectiveness. The Amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the satisfaction of the following condition to effectiveness:

     Amendment  No.  3.    Eximbank  shall  have received this Amendment, duly
executed and delivered by Triton Colombia, Inc., Triton Energy Corporation, the Lender and Eximbank.

     Section 4. Documents Otherwise Unchanged. Except as herein provided and as provided in Amendment Nos. 1 and 2 to Credit Agreement, the Credit
Agreement  shall  remain  unchanged  and  in  full  force  and  effect.

     Section 5. Counterparts. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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     Section  7.    Governing  Law.    This  Amendment shall be deemed to be a
contract made under the law of the State of New York, United States of America, applicable to contracts entered into and to be performed entirely within such State, and for all purposes shall be governed by, and construed in accordance with the law of such State.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.


TRITON  COLOMBIA,  INC.                          NATIONSBANK, N.A. (CAROLINAS)


By:_________________________________             By:__________________________
          (Signature)                                   Kathleen M. Gibson
                                                         Senior Vice President
Name:____________________________
            (Print)

Title:____________________________
            (Print)

EXPORT-IMPORT  BANK  OF  THE                    TRITON  ENERGY  CORPORATION
UNITED  STATES


By:_______________________________              By: __________________________
          (Signature)                                       (Signature)

Name:____________________________               Name:_________________________
            (Print)                                          (Print)

Title:___________________________               Title:_______________________
            (Print)                                          (Print)